AMENDMENT NO. 2
                                      TO
                               CREDIT AGREEMENTS


    THIS AMENDMENT NO. 2 TO CREDIT AGREEMENTS ("AMENDMENT") is dated as of December 16, 1996, by and among LEVITZ FURNITURE CORPORATION, a Florida corporation ("LFC"), LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation ("LFC MIDWEST"), LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation ("LFC PACIFIC"), LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation ("LFC WASHINGTON") and JOHN M. SMYTH COMPANY, an Illinois corporation ("SMYTH") (LFC, LFC Midwest, LFC Pacific, LFC Washington and Smyth sometimes hereinafter referred to individually as a "BORROWER" and collectively as the "BORROWERS"); LFC, acting in its capacity as borrowing agent for the Borrowers (LFC, in such capacity, the "LFC FUNDS ADMINISTRATOR"); BT COMMERCIAL CORPORATION, a Delaware corporation (in its individual capacity, hereinafter referred to as "BTCC"), acting in its capacity as agent (in such capacity, hereinafter referred to as the "TRANCHE A AGENT") under the "TRANCHE A CREDIT AGREEMENT" (as hereinafter defined); BTCC, acting in its capacity as agent (in such capacity, hereinafter referred to as the "TRANCHE B AGENT") under the "TRANCHE B CREDIT AGREEMENT" (as hereinafter defined); and each of the Lenders under and as defined in the Tranche A Credit Agreement (hereinafter referred to as the "TRANCHE A LENDERS") and the "TRANCHE B LENDERS" (as defined in the Tranche A Credit Agreement). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Tranche A Credit Agreement.


                                  WITNESSETH:

    WHEREAS, Borrowers, the Tranche A Agent and the Tranche A Lenders have entered into that certain Credit Agreement dated as of July 1, 1996, as amended (the "TRANCHE A CREDIT AGREEMENT"), pursuant to which the Tranche A Lenders have agreed to make certain loans and other financial accommodations to or for the account of Borrowers;

    WHEREAS, Borrowers, the Tranche B Agent and the Tranche B Lenders have entered into that certain Credit Agreement dated as of July 1, 1996, as amended (the "TRANCHE B CREDIT AGREEMENT"), pursuant to which the Tranche B Lenders have agreed to make certain loans and other financial accommodations to or for the account of Borrowers;

    WHEREAS, the Term Lenders have advised the Tranche A Agent and the Tranche B Agent (sometimes hereinafter referred to collectively as the "AGENTS") and the Tranche A Lenders and the Tranche B Lenders (sometimes hereinafter referred to collectively as the "LENDERS") that pursuant to that certain Agreement for Sale of Claim dated as of December 16, 1996 (the "TERM NOTE PURCHASE AGREEMENT"), among each of the Term Lenders and Silver Oak Capital, L.L.C., as Agent (the "SUBSTITUTE TERM LENDER"), the Term Lenders wish to assign their respective rights and delegate their respective obligations under the Term Notes and the other Credit Documents, including the Tranche A Credit Agreement (the "TERM ASSIGNMENT"), in each case to the Substitute Term Lender;

    WHEREAS, the Term Lenders have requested that the Tranche A Agent consent to the Term Assignment, and the Tranche A Agent has agreed to consent to the Term Assignment, subject to the prior amendment of the Tranche A Credit Agreement and the Tranche B Credit Agreement (sometimes hereinafter referred to collectively as the "CREDIT AGREEMENTS"), in each case as set forth herein; and

    WHEREAS, Borrowers, the LFC Funds Administrator, the Agents and the Lenders have agreed to amend the Credit Agreements, on the terms and subject to the conditions hereinafter set forth;

    NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

    1. CONSENT TO TERM ASSIGNMENT. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in SECTION 3 below, the Tranche A Agent hereby consents to the Term Assignment.

    2. AMENDMENT TO TRANCHE A CREDIT AGREEMENT. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in SECTION 3 below, the Tranche A Credit Agreement is hereby amended as follows:

         2.1 The defined term "CHANGE OF CONTROL" set forth in SECTION 1.1 of the Tranche A Credit Agreement is hereby amended by deleting the words "any Term Lender" and substituting therefor the words "Apollo Management L.P., a Delaware limited partnership," in each case in: (I) the parenthetical beginning in the first line of CLAUSE (A) thereof);
    (II) the parenthetical beginning in the first line of CLAUSE (B) thereof); and (III) the parenthetical beginning in the third line of CLAUSE (C) thereof).

         2.2 The defined term "EXPENSES" set forth in SECTION 1.1 of the Tranche A Credit Agreement is hereby amended by deleting therefrom: (I) the words "the Term Lenders" appearing in the second line thereof and substituting therefor the words "Apollo Management L.P., a Delaware limited partnership, and/or its Affiliates"; (II) the words "or any Term Lender" appearing in the twelfth line thereof; and (III) the words "Term Lender" appearing in the twenty-seventh line thereof and substituting therefor the words "Apollo Management L.P., a Delaware limited partnership, and/or its Affiliates".

         2.3 The following defined term is hereby added to SECTION 1.1 of the Tranche A Credit Agreement in the appropriate alphabetical order:

              MAJORITY TERM LENDERS means, at any time, those Term Lenders holding in the aggregate more than fifty-percent (50%) of the Term Exposure at such time.

         2.4 SECTION 7.2 of the Tranche A Credit Agreement is hereby amended by deleting therefrom (I) the words "each Term Lender" appearing in the first and second lines thereof and (II) the words "or any Term Lender" appearing in the second line of CLAUSE (C) thereof.

         2.5 SECTION 7.5 of the Tranche A Credit Agreement is hereby amended by deleting therefrom the words "Term Lenders, or their respective" appearing in the fifth line thereof and substituting the word "its" therefor.

         2.6 CLAUSE (B) of SECTION 7.13 of the Tranche A Credit Agreement is hereby amended by deleting therefrom: (I) the words "or any Term Lender" appearing in the first line thereof; and (II) the words ", any Term Lender" appearing in the seventh line thereof.

         2.7 CLAUSE (C) of SECTION 7.14 of the Tranche A Credit Agreement is hereby amended by deleting therefrom the words "or the Term Lenders" appearing in the twenty-first line thereof.

         2.8 SECTION 8.6 of the Tranche A Credit Agreement is hereby amended by deleting therefrom the proviso set forth therein and substituting therefor the following language:

         PROVIDED, THAT, (A) each such disposition is for fair value and (B) the Majority Term Lenders have consented thereto in their sole discretion; PROVIDED, FURTHER, that, the consent of the Majority Term Lenders to any such disposition shall not be required so long as:

              (1) after giving effect to such disposition, the aggregate liquidation value of the Borrowers' real property owned in fee simple absolute, net of any Indebtedness secured by a Lien on such real property senior to the Lien thereon in favor of the Collateral Agent, is greater than $59,500,000, such liquidation value to be determined by reference to the schedule of liquidation values acknowledged by the Collateral Agent, the Borrowers and the Majority Term Lenders on or before December 16, 1996, as the schedule to be used for purposes of determining compliance with this SUBSECTION (1); PROVIDED, THAT the Borrowers may update such schedule once (and only once) by retaining, at their own expense, a nationally recognized real estate appraisal firm that is reasonably acceptable to the Collateral Agent and the Majority Term Lenders, which firm shall render an opinion as to the respective fair market values and liquidation values as of the date of such opinion of all
         of Borrower's real property that is   (X) owned in fee simple
         absolute, and (Y)   subject to a Lien in favor of the Collateral
         Agent for the benefit of the Secured Parties;

         and, PROVIDED, FURTHER, THAT all drafts of such opinion, and the final such opinion, shall be simultaneously delivered to the Collateral Agent, the Borrowers and to each Term Lender. The final opinion shall be reasonably satisfactory to the Collateral Agent and the Majority Term Lenders, shall be addressed to the Collateral Agent, the Borrowers and the Lenders and shall state that each of such Persons may rely thereon. Upon delivery of an opinion meeting the conditions set forth above, the schedule of liquidation values set forth in such opinion shall become the schedule used for purposes of determining compliance with this SUBSECTION (1);

              (2) after giving effect to such disposition, the aggregate consideration received with respect to all such dispositions for all Borrowers does not exceed the following amounts (the "PERMITTED AMOUNTS"):

                   (X) $4,890,000, for dispositions made between December 11, 1996 and March 31, 1997, and

                   (Y) $17,500,000, for dispositions made in any single fiscal year being with the fiscal year ending March 31, 1998;

         PLUS, in any fiscal year, the cumulative unused portion of any Permitted Amount for a prior fiscal year or the period between December 11, 1996 and March 31, 1997;

              (3) the total consideration received with respect to such disposition is paid in full in cash upon consummation thereof and the Net Cash Disposition Proceeds thereof are thereupon (I) immediately reinvested in the business of the Borrowers or their respective Subsidiaries or (II) delivered to the Collateral Agent, in which case such consideration will be applied pursuant to the terms of the Collateral Agency Agreement; and

              (4) the fair value of the property comprising such disposition
         (I) is the fair value thereof as reasonably determined by the Board of Directors of such Borrower, if the total consideration for any individual piece of real property, or any single item of personal property, as the case may be, comprising all or any part of such disposition, does not exceed $7,500,000, or (II) is the fair value thereof as determined by a reputable independent appraiser, if the total consideration for any individual piece of real property, or any single item of personal property, as the case may be, comprising all or any part of such disposition, exceeds $7,500,000.

         2.9 SECTION 9.1(J) of the Tranche A Credit Agreement is hereby amended by deleting therefrom the parenthetical beginning in the fourth line thereof.

         2.10 SECTION 9.2A of the Tranche A Credit Agreement is hereby amended by inserting the word "Majority" immediately prior to the words "Term Lenders" appearing in the sixth line thereof.

         2.11 SECTION 9.4 of the Tranche A Credit Agreement is hereby amended by inserting the word "Majority" immediately prior to the words "Term Lenders" appearing in the fifth line thereof.

         2.12 CLAUSE (C) of SECTION 11.8 of the Tranche A Credit Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:

              (C)  TERM LENDER ASSIGNMENT.   Each Term Lender may assign to
         one or more Persons all or a portion of its rights and obligations under this Credit Agreement, the Term Notes and the other Credit Documents, with the consent of the Agent, which consent shall not be unreasonably withheld or delayed; and upon execution and delivery to the Agent, for its acceptance and recording in the Register, of an agreement in substantially the form of EXHIBIT G (an "ASSIGNMENT AND ASSUMPTION AGREEMENT"), together with surrender of any Term Note or Term Notes subject to such assignment and a processing and recordation fee of $2,500, such assignment shall be effective and ANNEX II hereto shall be deemed to be modified accordingly. No such assignment shall be for less than $10,000,000 of the Term Commitments unless it is to another Lender or is an assignment of all of such Term Lender's rights and obligations under this Credit Agreement.

         2.13 CLAUSE (B) of SECTION 11.11 of the Tranche A Credit Agreement is hereby amended by (I) inserting the word "Majority" immediately prior to the words "Term Lenders" appearing in the first line thereof; and
    (II) deleting from the seventh line thereof the references to Sections
    6.11 and 9.1(j).

    2A. AMENDMENT TO TRANCHE B CREDIT AGREEMENT. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in SECTION 3 below, the Tranche B Credit Agreement is hereby amended as follows:

         2A.1 SECTION 7.1(J) of the Tranche B Credit Agreement is hereby amended by deleting therefrom the parenthetical beginning in the fourth line thereof.

    2B. AMENDMENT TO COLLATERAL AGENCY AGREEMENT. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in SECTION 3 below, the Collateral Agency Agreement is hereby amended as follows:

         2B.1 CLAUSE (A) of SECTION 1 of the Collateral Agency Agreement is hereby amended by adding the following defined term thereto in the appropriate alphabetical order:

         "MAJORITY TERM LENDERS" means the "Majority Term Lenders" as defined in the Tranche A Credit Agreement.

         2B.2 SECTION 2.3 of the Collateral Agency Agreement is hereby amended by inserting the word "Majority" immediately prior to the words "Term Lenders" appearing in the twentieth and twenty-first lines thereof.

         2B.3 SECTION 2.5 of the Collateral Agency Agreement is hereby amended by inserting the word "Majority" immediately prior to the words "Term Lenders" appearing in the ninth line thereof.

         2B.4 SECTION 2.7 of the Collateral Agency Agreement is hereby amended by inserting the word "Majority" immediately prior to the words "Term Lenders" appearing in the fourth line thereof.

    3. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date hereof, upon satisfaction of each of the following conditions:

         (A) Agents shall have received twelve (12) copies of this Amendment, duly executed by the LFC Funds Administrator, each of the Borrowers and the Majority Lenders.

         (B) The Term Assignment shall have been consummated pursuant to the respective terms and provisions of the Term Note Purchase Agreement.

         (C) The Tranche A Agent shall have received (I) an Assignment and Assumption Agreement with respect to the Term Notes, duly executed by the Term Lenders and the Substitute Term Lender and (II) each of the Term Notes.

         (D) Borrowers shall have reimbursed the Term Lenders for Expenses in an aggregate amount equal to $27,500.00.

    4.   REPRESENTATIONS, WARRANTIES AND COVENANTS.

         4.1 Each of the Borrowers hereby represents and warrants to each of the Agents and Lenders that, after giving effect to this Amendment:

         (A) All representations and warranties contained in each of the Credit Agreements and the other Transaction Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date);

         (B) No Default or Event of Default has occurred which has not been waived (or, in the case of an Event of Default, cured) pursuant to the respective terms of the Credit Agreements;

         (C) this Amendment, and each of the Credit Agreements as amended hereby, constitute legal, valid and binding obligations of the LFC Funds Administrator and each of the Borrowers and are enforceable against such Persons in accordance with their respective terms; and

         (D) the execution and delivery by the LFC Funds Administrator and each of the Borrowers of this Amendment does not require the consent or approval of any Person, except such consents and approvals as shall have been obtained.

    5. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENTS AND THE OTHER CREDIT DOCUMENTS.

         5.1 Upon the effectiveness of this Amendment, each reference in each of the Credit Agreements to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Transaction Documents to the "Credit Agreement," the "Tranche A Credit Agreement" and/or the "Tranche B Credit Agreement" shall in each case mean and be a reference to the respective Credit Agreements as amended hereby.

         5.2 Except as expressly set forth herein, (I) the execution and delivery of this Amendment shall in no way affect any of the respective rights, powers or remedies of either of the Agents or any of the Lenders with respect to any Event of Default nor constitute a waiver of any provision of either of the Credit Agreements or any of the other Transaction Documents and (II) all of the respective terms and conditions of the Credits Agreement, the other Transaction Documents and all other documents, instruments, amendments and agreements executed and/or delivered by the Borrowers and/or the LFC Funds Administrator pursuant thereto or in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agents and each of the Lenders shall in no way obligate the Agents or any of the Lenders, at any time hereafter, to consent to any other amendment or modification of any term or provision of the Credit Agreements or any of the other Transaction Documents, whether of a similar or different nature.

    6. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF NEW YORK.

    7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

    8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.


                           [SIGNATURE PAGES FOLLOW]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

                        LFC FUNDS ADMINISTRATOR:

                        LEVITZ FURNITURE CORPORATION, a Florida
                        corporation, in its capacity as LFC
                        Funds Administrator


                        By:   /s/  PATRICK J. NOLAN
                        Name:           Patrick J. Nolan
                        Title:     Senior Vice President

                        BORROWERS:

                        LEVITZ FURNITURE CORPORATION, a Florida
                        corporation


                        By:   /s/  PATRICK J. NOLAN
                        Name:           Patrick J. Nolan
                        Title:     Senior Vice President

                        LEVITZ FURNITURE COMPANY OF THE MIDWEST,
                        INC., a Colorado corporation


                        By:   /s/  PATRICK J. NOLAN
                        Name:           Patrick J. Nolan
                        Title:     Senior Vice President

                        LEVITZ FURNITURE COMPANY OF THE PACIFIC,
                        INC., a California corporation


                        By:   /s/  PATRICK J. NOLAN
                        Name:           Patrick J. Nolan
                        Title:     Senior Vice President

                        LEVITZ FURNITURE COMPANY OF WASHINGTON,
                        INC., a Washington corporation


                        By:   /s/  PATRICK J. NOLAN
                        Name:           Patrick J. Nolan
                        Title:     Senior Vice President

                        JOHN M. SMYTH COMPANY, an Illinois
                        corporation


                        By:   /s/  PATRICK J. NOLAN
                        Name:           Patrick J. Nolan
                        Title:     Senior Vice President

                        AGENTS:

                        BT COMMERCIAL CORPORATION, in its
                        respective capacities as Tranche A Agent and Tranche B Agent


                        By:  /s/  FRANK FAZIO
                                  Frank Fazio
                                 Vice President

                        LENDERS:

                        BT COMMERCIAL CORPORATION


                        By:  /s/  FRANK FAZIO
                                  Frank Fazio
                                 Vice President

                        SANWA BUSINESS CREDIT CORPORATION


                        By:   /s/  LAWRENCE J. PLACEK
                        Name:           Lawrence J. Placek
                        Title:         Vice President

                        LASALLE NATIONAL BANK


                        By:   /s/ CHRISTOPHER G. CLIFFORD
                        Name:          Christopher G. Clifford
                        Title:       Senior Vice President

                        CONGRESS FINANCIAL CORPORATION (CENTRAL)


                        By:   /s/   STEVEN LINDERMAN
                        Name:            Steven Linderman
                        Title:         Vice President

                        HELLER FINANCIAL, INC.


                        By:   /s/   DWAYNE L. COKER
                        Name:            Dwayne L. Coker
                        Title:         Vice President

                        TRANSAMERICA BUSINESS CREDIT CORPORATION


                        By:   /s/  MATTHEW N. MCALPINE
                        Name:           Matthew N. McAlpine
                        Title:         Vice President

                        FINOVA CAPITAL CORPORATION


                        By:   /s/  PETE MARTINEZ
                        Name:           Pete Martinez
                        Title:     Asst. Vice President


                        APOLLO INVESTMENT FUND III, L.P.

                        By:  APOLLO ADVISORS II, L.P., its General Partner

                             By:  APOLLO CAPITAL MANAGEMENT II, INC.
                                  its General Partner


                             By:   /s/  ROBERT KATZ
                             Name:       Robert Katz
                             Title:     Vice President

                        APOLLO OVERSEAS PARTNERS III, L.P.

                        By:  APOLLO ADVISORS II, L.P.,
                             its Managing General Partner

                             By:  APOLLO CAPITAL MANAGEMENT II, INC., its
                                  General Partner


                             By:   /s/  ROBERT KATZ
                             Name:       Robert Katz
                             Title:     Vice President

                        APOLLO (U.K.) PARTNERS III, L.P.,

                        By:  APOLLO ADVISORS II, L.P., its Managing General
                             Partner

                             By:  APOLLO CAPITAL MANAGEMENT II, INC.
                                  its General Partner

                             By:   /s/  ROBERT KATZ
                             Name:       Robert Katz
                             Title:     Vice President